UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: January 31
Date of reporting period: January 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JANUARY 31, 2009

Legg Mason Partners
Variable Lifestyle Series

Legg Mason Partners Variable
Lifestyle Allocation 85%

Legg Mason Partners Variable
Lifestyle Allocation 70%

Legg Mason Partners Variable
Lifestyle Allocation 50%

Managed by LEGG MASON GLOBAL ASSET ALLOCATION, LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Lifestyle Series

Legg Mason Partners Variable Lifestyle Series (“Variable Lifestyle Series”) consists of separate investment Portfolios, each with its own investment objective and policies. Each Portfolio offers different levels of potential return and involves different levels of risk.

The Portfolios are separate investment series of the Legg Mason Partners Variable
Equity Trust, a Maryland business trust.

What’s inside

Letter from the chairman	I

Portfolios overview	1

Portfolios at a glance	7

Portfolios expenses	10

Portfolios performance	12

Historical performance	15

Schedules of investments	18

Statements of assets and liabilities	21

Statements of operations	22

Statements of changes in net assets	23

Financial highlights	26

Notes to financial statements	29

Report of independent registered public accounting firm	37

Board approval of management and subadvisory agreements	38

Additional information	47

Important tax information	56

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Portfolio’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended January 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its preliminary estimate for fourth quarter GDP decline was 6.2%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it has felt like we have been in the midst of a recession for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least thirty-eight years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last thirteen months ended January 2009. Over that period, 3.6 million jobs were lost, with half of the total occurring during the last three months. In addition, in January 2009, the unemployment rate hit 7.6%, a sixteen-year high.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 3.00%, as the Fed had cut rates a total of 1.25%, from 4.25% to 3.00% in January 2008. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25%—an historic low—and maintained this stance during its next meeting in January 2009. In conjunction with the January meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. The focus of the Committee’s policy is to support the functioning of financial markets and stimulate the economy through open market operations and other measures that are likely to keep the size of the Federal Reserve’s balance sheet at a high level.”

Legg Mason Partners Variable Lifestyle Series   I

Letter from the chairman continued

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has made reviving the economy a priority in his administration, as his economic stimulus package is expected to surpass $800 billion.

The U.S. stock market was extremely volatile and generated very poor results during the twelve months ended January 31, 2009. Stock prices declined during each of the first two months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, the escalating credit crisis, mounting turmoil in the financial markets and the rapidly weakening economy caused stock prices to move lower during six of the last eight months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. The Index ended the period by falling 8.43% in January 2009, its worst month of January ever. All told, the Index returned -38.63% during the twelve months ended January 31, 2009.

Turning to the fixed-income markets, both short- and long-term Treasury yields experienced periods of extreme volatility during the twelve-month reporting period ended January 31, 2009. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended January 31, 2009, two-year Treasury yields fell from 2.17% to 0.94%. Over the same time frame, ten-year Treasury yields moved from 3.67% to 2.87%. Looking at the twelve-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexv, returned 2.59%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

II   Legg Mason Partners Variable Lifestyle Series

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Special shareholder notice

Effective at the close of business on April 3, 2009, Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Portfolio’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios and distributes dividends and distributions payable by the Portfolios. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for out-of-pocket expenses.

Additionally, our shareholder services number has changed. For more information or to obtain prospectuses, shareholder reports or the Statement of Additional Information (without charge), please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. Eastern Standard Time.

Information about your portfolios

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolios’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolios’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolios are not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolios’ reporting period and to learn how those conditions have affected the Portfolios’ performance.

Important information with regard to recent regulatory developments that may affect each Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 27, 2009

Legg Mason Partners Variable Lifestyle Series   III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV   Legg Mason Partners Variable Lifestyle Series

Portfolios overview

The Legg Mason Partners Variable Lifestyle Series (the “Variable Lifestyle Series”) consists of three portfolio investment options (the “Portfolios”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Variable Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Variable Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt—each of which carries a varying degree of risk/reward potential.
Q. What were the overall market conditions during the Portfolios’ reporting period?

A. Global equity markets had their worst year in decades during the twelve months ended January 31, 2009, as the global economy slipped into a recession that got worse as the year went on. What started over two years ago as a decline in housing prices has snowballed, first into a problem with securities backed by subprime mortgages, then into a problem with banks and brokers more broadly, and finally into a credit crisis that has dragged down the whole economy and brought firms in a wide variety of industries to the brink of bankruptcy or beyond. For the twelve-month period ended January 31, 2009, the overall domestic stock market, as measured by the S&P 500 Indexi, returned -38.63%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of -39.04%. Small-cap U.S. stocks performed marginally better, with the Russell 2000 Indexiii returning -36.84% over the same period. International stock markets were down more than the U.S. market. For the twelve months ended January 31, 2009, the MSCI EAFE Indexiv produced a total return of -43.74%.

The dramatic economic and financial turmoil during the fiscal year—which included the bankruptcy or near-bankruptcy of such once-venerable financial institutions as Lehman Brothers, Bear Stearns, Fannie Mae, Freddie Mac and AIG, and the closure of household names in retailing such as Circuit City and Linens & Things—set off a massive “flight to quality” in the bond market. The ten-year U.S. Treasury bond yield fell from 3.67% at the start of the period to 2.87% at the end, but it fell as low as 2.08% at one point in December. The yield on two-year Treasuries fell even further, from 2.17% to 0.94%, and touched 0.65% at its low. The most dramatic drop in yields, though, was in the three-month Treasury bill, whose yield fell from 1.96% at the start of the period to 0.24% at the end, and which actually fell all the way to a 0.00% yield at several points in December, meaning that investors were so worried about short-term credit risk that they were willing to accept no return at all, just to ensure that they would not lose any principal. However, while yields on government bonds were falling, yields on corporate bonds, whether investment grade or below-investment grade, were rising, as investors shied away from any kind of credit risk. The yield to maturity for the Barclays Capital U.S. Corporate Investment Grade Indexv rose from 5.54% at the start of the period to 7.29% at the end, after peaking at over 9% in October. Bond prices move inversely with yields, so government bond prices rose while corporate bond prices fell. Overall, the Barclays Capital U.S. Aggregate Indexvi, which measures investment grade bonds (both government and corporate), returned 2.59% for the period. However, that overall figure disguises a wide gap between the return on Treasury bonds versus corporate bonds. The Barclays Capital U.S. Treasury Indexvii gained 7.69% over the period, while the Barclays Capital U.S. Corporate Investment Grade Index was down 5.47%, a difference in return in excess of 13%.

Q. How did we respond to these changing market conditions?

A. At the beginning of the period, we felt that earnings for the stock market as a whole were likely to begin to fall, and that this would cause stocks to perform worse than bonds. As a result, in February of 2008, we lowered the total exposure to underlying stock funds and raised the total exposure to underlying bond funds within the Portfolios. We maintained this asset allocation stance throughout the rest of the reporting period.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   1

Portfolios overview continued

Legg Mason Partners Variable Lifestyle Allocation 85%
Target Asset Allocation1

Legg Mason Partners Variable Lifestyle Allocation 85% seeks capital appreciation by investing 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.
Performance review
For the twelve months ended January 31, 2009, Legg Mason Partners Variable Lifestyle Allocation 85%2 returned -37.53%. The Portfolio’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Indexviii and the Lifestyle Allocation 85% Composite Benchmarkix, returned 2.59%, -38.86% and -35.08%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average3 returned -30.30% for the same period.

   PERFORMANCE SNAPSHOT as of January 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable Lifestyle Allocation 85%[2]	-32.80%	-37.53%

Barclays Capital U.S. Aggregate Index	3.23%	2.59%

Russell 3000 Index	-34.92%	-38.86%

Lifestyle Allocation 85% Composite Benchmark	-32.47%	-35.08%

Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[3]	-26.87%	-30.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratio was 1.05%.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.20% until at least April 30, 2009.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Partners Variable Lifestyle Allocation 85%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.

[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 221 funds for the six-month period and among the 201 funds for the twelve-month period in the Portfolio’s Lipper category.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Portfolio invests.

2   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 70%
Target Asset Allocation1

Legg Mason Partners Variable Lifestyle Allocation 70% seeks long-term growth of capital by investing 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.
Performance review
For the twelve months ended January 31, 2009, Legg Mason Partners Variable Lifestyle Allocation 70%2 returned -33.03%. The Portfolio’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkx, returned 2.59%, -38.86% and -29.44%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average3 returned -30.30% for the same period.

   PERFORMANCE SNAPSHOT as of January 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable Lifestyle Allocation 70%[2]	-28.38%	-33.03%

Barclays Capital U.S. Aggregate Index	3.23%	2.59%

Russell 3000 Index	-34.92%	-38.86%

Lifestyle Allocation 70% Composite Benchmark	-26.97%	-29.44%

Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[3]	-26.87%	-30.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, and, to a lesser degree, the fixed-income markets, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratio was 0.89%.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.20% until at least April 30, 2009.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Partners Variable Lifestyle Allocation 70%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.

[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 221 funds for the six-month period and among the 201 funds for the twelve-month period in the Portfolio’s Lipper category.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Portfolio invests.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   3

Portfolios overview continued

Legg Mason Partners Variable Lifestyle Allocation 50%
Target Asset Allocation1

Legg Mason Partners Variable Lifestyle Allocation 50% seeks a balance of growth of capital and income by investing 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.
Performance review
For the twelve months ended January 31, 2009, Legg Mason Partners Variable Lifestyle Allocation 50%2 returned -27.51%. The Portfolio’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkxi, returned 2.59%, -39.04% and -21.74%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average3 returned -26.47% for the same period.

   PERFORMANCE SNAPSHOT as of January 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable Lifestyle Allocation 50%[2]	-22.85%	-27.51%

Barclays Capital U.S. Aggregate Index	3.23%	2.59%

Russell 1000 Index	-34.71%	-39.04%

Lifestyle Allocation 50% Composite Benchmark	-19.75%	-21.74%

Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average[3]	-22.93%	-26.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratio was 0.78%.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.20% until at least April 30, 2009.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Partners Variable Lifestyle Allocation 50%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.

[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 189 funds for the six-month period and among the 160 funds for the twelve-month period in the Portfolio’s Lipper category.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Portfolio invests.

4   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Q. What were the leading contributors and detractors to performance?

A. Given the fact that stock markets underperformed bond markets during the twelve months ended January 31, 2009, the Portfolios with higher allocations to underlying bond funds performed better than the Portfolios with higher allocations to underlying stock funds.

For the reporting period, the underlying funds with the best performance were Western Asset Core Plus Bond Portfolio and Western Asset Absolute Return Portfolio. Although both funds produced returns for the period that were negative, they were down less than any of the other underlying funds. In contrast, the underlying funds which were the largest detractors from performance were Legg Mason Value Trust, Inc., Legg Mason International Equity Trust and Legg Mason Partners International All Cap Opportunity Fund.

Q. Were there any significant changes to the Portfolios during the period?
A. We added Legg Mason Partners U.S. Large Cap Equity Fund to all of the Portfolios. In order to do this without changing our overall allocation to large-cap U.S. equity funds, we had to change the allocations to the previous lineup of large-cap funds. In some cases, this meant simply changing the allocation to an underlying fund (either trimming or, in some cases, raising the allocation), but in other cases it meant completely removing an underlying fund. We removed Legg Mason Partners Large Cap Growth Fund and Legg Mason American Leading Companies Trust from Legg Mason Partners Variable Lifestyle Allocation 85%. In addition, we added Legg Mason Partners Fundamental Value Fund to Legg Mason Partners Variable Lifestyle Allocation 85%.

Thank you for your investment in the Variable Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Steven Bleiberg	Andrew Purdy
Portfolio Manager Legg Mason Global Asset Allocation, LLC	Portfolio Manager Legg Mason Global Asset Allocation, LLC

February 17, 2009

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   5

Portfolios overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Variable Lifestyle Allocation 85%, Variable Lifestyle Allocation 70%, Variable Lifestyle Allocation 50%: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Portfolios’ share prices. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolios’ prospectuses for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following twenty-one developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[v]	The Barclays Capital (formerly Lehman Brothers) U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB-or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

vi	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital (formerly Lehman Brothers) U.S. Treasury Index is a measure of the public obligations of the U.S. Treasury.

viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix	The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]	The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi	The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

6   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Portfolios at a glance (unaudited)

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% BREAKDOWN As of —
January 31, 2009†

As a Percentage of Total Long-Term Investments

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   7

Portfolios at a glance (unaudited) continued

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 70% BREAKDOWN As of —
January 31, 2009†

As a Percentage of Total Long-Term Investments

8   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% BREAKDOWN As of —
January 31, 2009†

As a Percentage of Total Long-Term Investments

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   9

Portfolios expenses (unaudited)

Example

As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2008 and held for the six months ended January 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return[2]	Value	Value	Ratio[3]	the Period[4]
Legg Mason Partners Variable Lifestyle Allocation 85%	(32.80)%	$1,000.00	$672.00	0.10%	$0.42

Legg Mason Partners Variable Lifestyle Allocation 70%	(28.38)	1,000.00	716.20	0.12	0.52

Legg Mason Partners Variable Lifestyle Allocation 50%	(22.85)	1,000.00	771.50	0.09	0.40

[1]	For the six months ended January 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the underlying funds in which each Portfolio invests.

[4]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

10   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolios and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolios with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio[2]	the Period[3]
Legg Mason Partners Variable Lifestyle Allocation 85%	5.00%	$1,000.00	$1,024.63	0.10%	$0.51

Legg Mason Partners Variable Lifestyle Allocation 70%	5.00	1,000.00	1,024.53	0.12	0.61

Legg Mason Partners Variable Lifestyle Allocation 50%	5.00	1,000.00	1,024.68	0.09	0.46

[1]	For the six months ended January 31, 2009.

[2]	The expense ratios do not include expenses of the underlying funds in which each Portfolio invests.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   11

Portfolios performance (unaudited)
Legg Mason Partners Variable Lifestyle Allocation 85%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 1/31/09	-37.53%

Five Years Ended 1/31/09	-5.40

Ten Years Ended 1/31/09	-1.99

   CUMULATIVE TOTAL RETURN†

Ten Years Ended 1/31/09	-18.20%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 70%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 1/31/09	-33.03%

Five Years Ended 1/31/09	-4.22

Ten Years Ended 1/31/09	-1.57

   CUMULATIVE TOTAL RETURN†

Ten Years Ended 1/31/09	-14.61%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   13

Portfolios performance (unaudited) continued
Legg Mason Partners Variable Lifestyle Allocation 50%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 1/31/09	-27.51%

Five Years Ended 1/31/09	-3.12

Ten Years Ended 1/31/09	0.78

   CUMULATIVE TOTAL RETURN†

Ten Years Ended 1/31/09	8.03%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

14   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Historical performances (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% VS.
BENCHMARK INDICES† — January 1999 - January 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Partners Variable Lifestyle Allocation 85% on January 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2009. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following twenty-one developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   15

Historical performances (unaudited) continued

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 70% VS. BENCHMARK INDICES† — January 1999 - January 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Partners Variable Lifestyle Allocation 70% on January 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2009. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following twenty-one developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

16   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% VS.
BENCHMARK INDICES† — January 1999 - January 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Partners Variable Lifestyle Allocation 50% on January 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2009. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following twenty-one developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   17

Schedules of investments
January 31, 2009

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85%

SHARES	DESCRIPTION	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.7%

598,683	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Select Class Shares	$5,615,642

	Legg Mason Partners Equity Trust:
50,333	Legg Mason Partners Aggressive Growth Fund, Class IS Shares*	3,496,658

863,356	Legg Mason Partners Appreciation Fund, Class IS Shares	8,288,222

398,253	Legg Mason Partners Fundamental Value Fund, Class IS Shares	3,444,887

1,001,896	Legg Mason Partners International All Cap Opportunity Fund, Class IS Shares	5,530,465

235,242	Legg Mason Partners Mid Cap Core Fund, Class IS Shares*	3,058,148

467,182	Legg Mason Partners Small Cap Growth Fund, Class IS Shares*	4,438,228

1,076,384	Legg Mason Partners U.S. Large Cap Equity Fund, Class IS Shares	7,599,274

112,351	Legg Mason Value Trust, Inc., Institutional Class Shares	3,106,511

659,909	The Royce Fund — Royce Value Fund, Institutional Class Shares*	4,322,401

	Western Asset Funds Inc.:
521,577	Western Asset Absolute Return Portfolio, Institutional Select Class Shares	4,188,262

360,216	Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	3,105,060

469,440	Western Asset High Yield Portfolio, Institutional Select Class Shares	2,980,947

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $92,947,343)	59,174,705

FACE
AMOUNT	SECURITY
SHORT-TERM INVESTMENT — 0.5%

	Repurchase Agreement — 0.5%

$326,000	Interest in $181,951,000 joint tri-party repurchase agreement dated 1/30/09 with Barclays Capital Inc., 0.270% due 2/2/09; Proceeds at maturity — $326,007; (Fully collateralized by various U.S. government agency obligations, 5.500% due 12/14/22; Market value — $332,521) (Cost — $326,000)	$326,000

	TOTAL INVESTMENTS — 100.2% (Cost — $93,273,343#)	59,500,705

	Liabilities in Excess of Other Assets — (0.2)%	(130,133)

	TOTAL NET ASSETS — 100.0%	$59,370,572

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $95,479,988.

See Notes to Financial Statements.

18   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 70%

SHARES	DESCRIPTION	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.4%

438,961	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Select Class Shares	$4,117,451

	Legg Mason Partners Equity Trust:
47,410	Legg Mason Partners Aggressive Growth Fund, Class IS Shares*	3,293,543

624,277	Legg Mason Partners Appreciation Fund, Class IS Shares	5,993,063

373,283	Legg Mason Partners Fundamental Value Fund, Class IS Shares	3,228,897

730,958	Legg Mason Partners International All Cap Opportunity Fund, Class IS Shares	4,034,889

221,904	Legg Mason Partners Mid Cap Core Fund, Class IS Shares*	2,884,750

292,246	Legg Mason Partners Small Cap Growth Fund, Class IS Shares*	2,776,340

915,315	Legg Mason Partners U.S. Large Cap Equity Fund, Class IS Shares	6,462,124

125,672	Legg Mason Value Trust, Inc., Institutional Class Shares	3,474,823

422,799	The Royce Fund — Royce Value Fund, Institutional Class Shares*	2,769,331

	Western Asset Funds Inc.:
946,406	Western Asset Absolute Return Portfolio, Institutional Select Class Shares	7,599,644

1,067,324	Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	9,200,334

520,459	Western Asset High Yield Portfolio, Institutional Select Class Shares	3,304,915

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $90,565,908)	59,140,104

FACE
AMOUNT	SECURITY
SHORT-TERM INVESTMENT — 0.6%

	Repurchase Agreement — 0.6%

$364,000	Interest in $181,951,000 joint tri-party repurchase agreement dated 1/30/09 with Barclays Capital Inc., 0.270% due 2/2/09; Proceeds at maturity — $364,008; (Fully collateralized by various U.S. government agency obligations, 5.500% due 12/14/22; Market value — $371,281) (Cost — $364,000)	$364,000

	TOTAL INVESTMENTS — 100.0% (Cost — $90,929,908#)	59,504,104

	Other Assets in Excess of Liabilities — 0.0%	22,262

	TOTAL NET ASSETS — 100.0%	$59,526,366

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $93,238,517.

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   19

Schedules of investments continued
January 31, 2009

   LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50%

SHARES	DESCRIPTION	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.4%

559,998	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Select Class Shares	$5,252,780

	Legg Mason Partners Equity Trust:
83,614	Legg Mason Partners Aggressive Growth Fund, Class IS Shares*	5,808,655

645,031	Legg Mason Partners Appreciation Fund, Class IS Shares	6,192,301

628,866	Legg Mason Partners Fundamental Value Fund, Class IS Shares	5,439,694

986,164	Legg Mason Partners International All Cap Opportunity Fund, Class IS Shares	5,443,625

432,186	Legg Mason Partners Mid Cap Core Fund, Class IS Shares*	5,618,423

343,291	Legg Mason Partners Small Cap Growth Fund, Class IS Shares*	3,261,265

935,822	Legg Mason Partners U.S. Large Cap Equity Fund, Class IS Shares	6,606,900

198,940	Legg Mason Value Trust, Inc., Institutional Class Shares	5,500,684

547,733	The Royce Fund — Royce Value Fund, Institutional Class Shares*	3,587,651

	Western Asset Funds Inc.:
2,160,091	Western Asset Absolute Return Portfolio, Institutional Select Class Shares	17,345,532

3,897,881	Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	33,599,733

1,274,287	Western Asset High Yield Portfolio, Institutional Select Class Shares	8,091,723

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $158,678,997)	111,748,966

FACE
AMOUNT	SECURITY
SHORT-TERM INVESTMENT — 0.4%

	Repurchase Agreement — 0.4%

$457,000	Interest in $181,951,000 joint tri-party repurchase agreement dated 1/30/09 with Barclays Capital Inc., 0.270% due 2/2/09; Proceeds at maturity — $457,010; (Fully collateralized by various U.S. government agency obligations, 5.500% due 12/14/22; Market value — $466,142) (Cost — $457,000)	$457,000

	TOTAL INVESTMENTS — 99.8% (Cost — $159,135,997#)	112,205,966

	Other Assets in Excess of Liabilities — 0.2%	208,834

	TOTAL NET ASSETS — 100.0%	$112,414,800

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $164,283,682.

See Notes to Financial Statements.

20   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Statements of assets and liabilities
January 31, 2009

	Legg Mason	Legg Mason	Legg Mason
	Partners	Partners	Partners
	Variable	Variable	Variable
	Lifestyle	Lifestyle	Lifestyle
	Allocation	Allocation	Allocation
	85%	70%	50%
ASSETS:

Investments, at cost	$93,273,343	$90,929,908	$159,135,997

Investments, at value	59,500,705	59,504,104	112,205,966

Cash	997	930	131

Dividends and interest receivable	25,350	59,345	186,061

Receivable for securities sold	—	54,115	338,858

Prepaid expenses	1,621	1,564	2,980

Total Assets	59,528,673	59,620,058	112,733,996

LIABILITIES:

Payable for Portfolio shares repurchased	84,745	45,378	259,296

Payable for securities purchased	28,044	—	—

Trustees’ fees payable	534	557	1,625

Accrued expenses	44,778	47,757	58,275

Total Liabilities	158,101	93,692	319,196

TOTAL NET ASSETS	$59,370,572	$59,526,366	$112,414,800

NET ASSETS:

Par value (Note 4)	$77	$84	$139

Paid-in capital in excess of par value	112,006,990	121,281,020	173,761,234

Undistributed net investment income	379,932	594,097	1,326,693

Accumulated net realized loss on investments, sales of Underlying Funds, capital gain distributions from Underlying Funds and foreign currency transactions	(19,243,789)	(30,923,031)	(15,743,235)

Net unrealized depreciation on Underlying Funds	(33,772,638)	(31,425,804)	(46,930,031)

TOTAL NET ASSETS	$59,370,572	$59,526,366	$112,414,800

Shares Outstanding	7,676,703	8,396,351	13,940,767

Net Asset Value	$7.73	$7.09	$8.06

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   21

Statements of operations
For the Year Ended January 31, 2009

	Legg Mason	Legg Mason	Legg Mason
	Partners	Partners	Partners
	Variable	Variable	Variable
	Lifestyle	Lifestyle	Lifestyle
	Allocation	Allocation	Allocation
	85%	70%	50%
INVESTMENT INCOME:

Income distributions from Underlying Funds	$1,608,892	$2,311,071	$5,956,521

Short-term capital gains distributions from Underlying Funds	234,562	289,981	539,471

Interest	5,386	6,275	10,006

Total Investment Income	1,848,840	2,607,327	6,505,998

EXPENSES:

Shareholder reports	64,746	75,609	97,339

Audit and tax	23,789	23,789	21,157

Legal fees	14,477	9,462	16,472

Trustees’ fees	5,266	5,338	10,903

Insurance	2,526	3,099	3,862

Custody fees	990	741	835

Transfer agent fees	375	396	404

Miscellaneous expenses	2,186	2,032	2,293

Total Expenses	114,355	120,466	153,265

Less: Expense reimbursements (Note 2)	(24,987)	(29,234)	(35,009)

Fees paid indirectly (Note 1)	(263)	(100)	(77)

Net Expenses	89,105	91,132	118,179

NET INVESTMENT INCOME	1,759,735	2,516,195	6,387,819

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions (Note 5)	(19,452)	(5,007)	(3,238)

Sales of Underlying Funds	385,377	(5,532,768)	(14,280,408)

Capital gain distributions from Underlying Funds	891,734	943,682	1,265,543

Foreign currency transactions	93	(1)	(1)

Net Realized Gain (Loss)	1,257,752	(4,594,094)	(13,018,104)

Change in Net Unrealized Appreciation/Depreciation From Underlying Funds	(37,342,679)	(29,852,359)	(42,252,094)

NET LOSS ON INVESTMENTS, SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS	(36,084,927)	(34,446,453)	(55,270,198)

DECREASE IN NET ASSETS FROM OPERATIONS	$(34,325,192)	$(31,930,258)	$(48,882,379)

See Notes to Financial Statements.

22   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Statements of changes in net assets
Legg Mason Partners Variable Lifestyle Allocation 85%

FOR THE YEARS ENDED JANUARY 31,	2009	2008
OPERATIONS:

Net investment income	$1,759,735	$1,534,124

Net realized gain	1,257,752	4,131,807

Change in net unrealized appreciation/depreciation	(37,342,679)	(9,231,036)

Decrease in Net Assets From Operations	(34,325,192)	(3,565,105)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,500,012)	(1,420,008)

Net realized gains	(550,965)	(5,093,948)

Decrease in Net Assets From Distributions to Shareholders	(2,050,977)	(6,513,956)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	21,884,362	20,919,036

Reinvestment of distributions	2,050,977	6,513,956

Cost of shares repurchased	(11,866,149)	(15,630,433)

Increase in Net Assets From Portfolio Share Transactions	12,069,190	11,802,559

INCREASE (DECREASE) IN NET ASSETS	(24,306,979)	1,723,498

NET ASSETS:

Beginning of year	83,677,551	81,954,053

End of year*	$59,370,572	$83,677,551

* Includes undistributed net investment income of:	$379,932	$120,116

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   23

Statements of changes in net assets continued
Legg Mason Partners Variable Lifestyle Allocation 70%

FOR THE YEARS ENDED JANUARY 31,	2009	2008
OPERATIONS:

Net investment income	$2,516,195	$3,267,977

Net realized gain (loss)	(4,594,094)	6,180,529

Change in net unrealized appreciation/depreciation	(29,852,359)	(10,827,602)

Decrease in Net Assets From Operations	(31,930,258)	(1,379,096)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(2,100,011)	(3,200,011)

Net realized gains	(91,511)	(1,984,918)

Decrease in Net Assets From Distributions to Shareholders	(2,191,522)	(5,184,929)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	3,020,631	6,499,456

Reinvestment of distributions	2,191,522	5,184,929

Cost of shares repurchased	(20,064,505)	(26,315,214)

Decrease in Net Assets From Portfolio Share Transactions	(14,852,352)	(14,630,829)

DECREASE IN NET ASSETS	(48,974,132)	(21,194,854)

NET ASSETS:

Beginning of year	108,500,498	129,695,352

End of year*	$59,526,366	$108,500,498

* Includes undistributed net investment income of:	$594,097	$177,914

See Notes to Financial Statements.

24   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 50%

FOR THE YEARS ENDED JANUARY 31,	2009	2008
OPERATIONS:

Net investment income	$6,387,819	$7,684,894

Net realized gain (loss)	(13,018,104)	7,043,598

Change in net unrealized appreciation/depreciation	(42,252,094)	(14,479,905)

Increase (Decrease) in Net Assets From Operations	(48,882,379)	248,587

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(5,500,017)	(7,600,019)

Net realized gains	(5,988,993)	(1,950,292)

Decrease in Net Assets From Distributions to Shareholders	(11,489,010)	(9,550,311)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	4,381,491	15,164,877

Reinvestment of distributions	11,489,010	9,550,311

Cost of shares repurchased	(41,946,028)	(41,482,242)

Decrease in Net Assets From Portfolio Share Transactions	(26,075,527)	(16,767,054)

DECREASE IN NET ASSETS	(86,446,916)	(26,068,778)

NET ASSETS:

Beginning of year	198,861,716	224,930,494

End of year*	$112,414,800	$198,861,716

* Includes undistributed net investment income of:	$1,326,693	$438,892

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   25

Financial highlights
Legg Mason Partners Variable Lifestyle Allocation 85%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

	2009	2008	2007[1]	2006[1]	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$12.75	$14.39	$13.46	$12.06	$11.62

INCOME (LOSS) FROM OPERATIONS:

Net investment income[2]	0.23	0.24	0.14	0.06	0.05

Net realized and unrealized gain (loss)	(4.97)	(0.71)	0.94	1.40	0.44

Total income (loss) from operations	(4.74)	(0.47)	1.08	1.46	0.49

LESS DISTRIBUTIONS FROM:

Net investment income	(0.20)	(0.22)	(0.15)	(0.06)	(0.05)

Net realized gains	(0.08)	(0.95)	—	—	—

Total distributions	(0.28)	(1.17)	(0.15)	(0.06)	(0.05)

NET ASSET VALUE, END OF YEAR	$7.73	$12.75	$14.39	$13.46	$12.06

Total return[3]	(37.53)%	(3.87)%	8.02%	12.11%	4.18%

NET ASSETS, END OF YEAR (000s)	$59,371	$83,678	$81,954	$94,062	$100,318

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4]	0.15%[5]	0.32%[5,6]	0.38%[7]	0.35%	0.35%

Net expenses[4]	0.12 [5,8,9]	0.32 [5,6,9]	0.37 [7,8]	0.35	0.35 [8]

Net investment income	2.30	1.87	0.97	0.50	0.38

PORTFOLIO TURNOVER RATE	34%	19%	108%	50%	4%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[5]	Effective December 1, 2007, management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the Portfolio (other than brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses) to limit such expense to 0.20% until at least April 30, 2009.

[6]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been the same.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

26   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Legg Mason Partners Variable Lifestyle Allocation 70%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

	2009	2008	2007[1]	2006[1]	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$10.94	$11.62	$10.96	$10.20	$9.98

INCOME (LOSS) FROM OPERATIONS:

Net investment income[2]	0.30	0.33	0.22	0.16	0.16

Net realized and unrealized gain (loss)	(3.89)	(0.50)	0.66	0.76	0.22

Total income (loss) from operations	(3.59)	(0.17)	0.88	0.92	0.38

LESS DISTRIBUTIONS FROM:

Net investment income	(0.25)	(0.32)	(0.22)	(0.16)	(0.16)

Net realized gains	(0.01)	(0.19)	—	—	—

Total distributions	(0.26)	(0.51)	(0.22)	(0.16)	(0.16)

NET ASSET VALUE, END OF YEAR	$7.09	$10.94	$11.62	$10.96	$10.20

Total return[3]	(33.03)%	(1.64)%	8.06%	9.08%	3.81%

NET ASSETS, END OF YEAR (000s)	$59,526	$108,500	$129,695	$146,642	$158,804

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4]	0.14%[5]	0.32%[5]	0.38%[6]	0.35%	0.35%

Net expenses[4]	0.10 [5,7,8]	0.32 [5]	0.37 [6,7]	0.35	0.35 [7]

Net investment income	2.89	2.67	1.82	1.47	1.54

PORTFOLIO TURNOVER RATE	26%	15%	123%	53%	5%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[5]	Effective December 1, 2007, management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the Portfolio (other than brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses) to limit such expenses to 0.20% until at least April 30, 2009.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   27

Financial highlights continued
Legg Mason Partners Variable Lifestyle Allocation 50%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

	2009	2008	2007[1]	2006[1]	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$12.04	$12.61	$12.00	$11.71	$11.54

INCOME (LOSS) FROM OPERATIONS:

Net investment income[2]	0.46	0.47	0.35	0.28	0.28

Net realized and unrealized gain (loss)	(3.65)	(0.45)	0.62	0.29	0.17

Total income (loss) from operations	(3.19)	0.02	0.97	0.57	0.45

LESS DISTRIBUTIONS FROM:

Net investment income	(0.40)	(0.47)	(0.36)	(0.28)	(0.28)

Net realized gains	(0.39)	(0.12)	—	—	—

Total distributions	(0.79)	(0.59)	(0.36)	(0.28)	(0.28)

NET ASSET VALUE, END OF YEAR	$8.06	$12.04	$12.61	$12.00	$11.71

Total return[3]	(27.51)%	(0.01)%	8.09%	4.87%	3.88%

NET ASSETS, END OF YEAR (000s)	$112,415	$198,862	$224,930	$247,470	$268,870

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4]	0.09%[5]	0.31%[5]	0.37%[6]	0.35%	0.35%

Net expenses[4]	0.07 [5,7,8]	0.31 [5]	0.37 [6,7]	0.35	0.35 [7]

Net investment income	3.96	3.53	2.69	2.24	2.36

PORTFOLIO TURNOVER RATE	24%	15%	96%	48%	17%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[5]	Effective December 1, 2007, management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the Portfolio (other than brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses) to limit such expenses to 0.20% until at least April 30, 2009.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

28   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies

Legg Mason Partners Variable Lifestyle Allocation 85% (“Lifestyle Allocation 85%”), Legg Mason Partners Variable Lifestyle Allocation 70% (“Lifestyle Allocation 70%”) and Legg Mason Partners Variable Lifestyle Allocation 50% (“Lifestyle Allocation 50%”) (the “Portfolios”) are separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including affiliates of the investment manager.

The following are significant accounting policies consistently followed by the Portfolios and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value these securities at fair value as determined in accordance with the procedures approved by the Portfolios’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective February 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing Lifestyle Allocation 85%’s assets carried at fair value:

Significant
			Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs
	January 31, 2009	(Level 1)	(Level 2)	(Level 3)
Investments in securities	$59,500,705	$59,174,705	$326,000	—

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   29

Notes to financial statements continued

The following is a summary of the inputs used in valuing Lifestyle Allocation 70%’s assets carried at fair value:

Significant
			Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs
	January 31, 2009	(Level 1)	(Level 2)	(Level 3)
Investments in securities	$59,504,104	$59,140,104	$364,000	—

The following is a summary of the inputs used in valuing Lifestyle Allocation 50%’s assets carried at fair value:

Significant
			Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs
	January 31, 2009	(Level 1)	(Level 2)	(Level 3)
Investments in securities	$112,205,966	$111,748,966	$457,000	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolios’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolios are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

30   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

(f) Fees paid indirectly. The Portfolios’ custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. The amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Portfolios’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios’ financial statements.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2009, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

		Undistributed
		Net Investment	Accumulated Net	Paid-in
Fund		Income	Realized Loss	Capital
Lifestyle Allocation 85%	(a)	$93	$(93)	—
	(b)	—	693,774	$(693,774)

Lifestyle Allocation 70%	(a)	(1)	1	—

Lifestyle Allocation 50%	(a)	(1)	1	—

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(b)	Reclassifications are primarily due to the expiration of a capital loss carryover.

2.	Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Portfolio’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. Effective December 1, 2007, under the new investment management agreement, the Portfolios do not pay a management fee or subadviser fee.

The Portfolios bear all expenses incurred in their operations, subject to LMPFA’s contractual agreement to waive fees and/or reimburse expenses incurred directly by the Portfolios, (other than brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses), to 0.20% of the Portfolios’ average daily net assets until at least April 30, 2009.

LMPFA provides administrative and certain oversight services to the Portfolios. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolios, except, in certain cases, for the management of cash and short-term instruments.

In addition, the Portfolios indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administration fees ranged from 0.40% to 1.00% of the average daily net assets of the Underlying Funds.

During the year ended January 31, 2009, the Portfolios were reimbursed for expenses in the amount of $24,987, $29,234 and $35,009 for Lifestyle Allocation 85%, Lifestyle Allocation 70% and Lifestyle Allocation 50%, respectively.

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   31

Notes to financial statements continued

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolios’ sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Lifestyle Allocation 85%	$44,153,202	$25,955,802

Lifestyle Allocation 70%	22,232,920	33,695,497

Lifestyle Allocation 50%	39,435,469	67,520,975

At January 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
	Appreciation	Depreciation	Depreciation
Lifestyle Allocation 85%	$1,517,614	$(37,496,907)	$(35,979,293)

Lifestyle Allocation 70%	1,534,950	(35,269,363)	(33,734,413)

Lifestyle Allocation 50%	—	(52,077,716)	(52,077,716)

4.	Shares of beneficial interest

At January 31, 2009, the Trust had an unlimited number of shares authorized with a par value of $0.00001 per share.

32   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Transactions in shares of each Portfolio were as follows:

	Year Ended	Year Ended
	January 31, 2009	January 31, 2008
Lifestyle Allocation 85%

Shares sold	1,982,443	1,512,773

Shares issued on reinvestment	220,862	463,891

Shares repurchased	(1,091,824)	(1,105,706)

Net increase	1,111,481	870,958

Lifestyle Allocation 70%

Shares sold	300,148	552,621

Shares issued on reinvestment	281,755	446,030

Shares repurchased	(2,103,829)	(2,244,720)

Net decrease	(1,521,926)	(1,246,069)

Lifestyle Allocation 50%

Shares sold	407,864	1,184,346

Shares issued on reinvestment	1,180,229	765,437

Shares repurchased	(4,165,358)	(3,264,756)

Net decrease	(2,577,265)	(1,314,973)

5.	Redemptions-in-kind

During the year ended January 31, 2009, Lifestyle Allocation 85% received securities in lieu of cash proceeds from three of its Underlying Funds, Legg Mason American Leading Cos. Trust, Legg Mason Value Trust, Inc. and Legg Mason Partners Aggressive Growth Fund to satisfy redemptions. Lifestyle Allocation 70% and Lifestyle Allocation 50% received securities in lieu of cash proceeds from two of their Underlying Funds, Legg Mason Value Trust, Inc. and Legg Mason Partners Aggressive Growth Fund, to satisfy redemptions.

Subsequently, the securities were sold. The realized gains and losses and currency gains and losses from these securities sold are noted in the statements of operations

6.	Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2009 were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Distributions Paid From:
Ordinary income	$1,500,012	$2,100,011	$5,500,017

Net long-term capital gains	550,965	91,511	5,988,993

Total distributions paid	$2,050,977	$2,191,522	$11,489,010

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   33

Notes to financial statements continued

The tax character of distributions paid during the fiscal year ended January 31, 2008 were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Distributions Paid From:
Ordinary income	$1,420,008	$3,200,011	$7,600,019

Net long-term capital gains	5,093,948	1,984,918	1,950,292

Total distributions paid	$6,513,956	$5,184,929	$9,550,311

As of January 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Undistributed ordinary income — net	$417,979	$634,308	$1,373,523

Capital loss carryforward*	(16,712,845)	(27,441,520)	(6,640,552)

Other book/tax temporary differences	(362,336)[a]	(1,213,114)[a]	(4,001,828)[a]

Unrealized appreciation/(depreciation)	(35,979,293)[b]	(33,734,412)[b]	(52,077,716)[b]

Total accumulated earnings/(losses) — net	$(52,636,495)	$(61,754,738)	$(61,346,573)

*	As of January 31, 2009, the Funds had the following net capital loss carryforwards remaining:

	Lifestyle	Lifestyle	Lifestyle
Year of Expiration	Allocation 85%	Allocation 70%	Allocation 50%
1/31/2012	$(12,312,804)	$(12,404,012)	—

1/31/2013	(3,119,343)	(10,439,486)	—

1/31/2014	(1,280,698)	(3,049,716)	—

1/31/2017	—	(1,548,306)	$(6,640,552)

	$(16,712,845)	$(27,441,520)	$(6,640,552)

These amounts will be available to offset any future taxable capital gains, subject to an annual limitation of $4,104,268 for Lifestyle Allocation 85% and $6,521,742 for Lifestyle Allocation 70% resulting from an ownership change the Funds experienced in prior years.

[a]	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

[b]	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.	Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolios, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolios, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolios (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer

34   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolios and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006,

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   35

Notes to financial statements continued

the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolios was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses, the five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

9.	Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolios’ financial statements and related disclosures.

36   Legg Mason Partners Variable Lifestyle Series 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Partners Variable Lifestyle Allocation 85%, Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%, each a series of Legg Mason Partners Variable Equity Trust, as of January 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the investee funds’ transfer agents and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Lifestyle Allocation 85%, Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%, as of January 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
March 24, 2009

Legg Mason Partners Variable Lifestyle Series 2009 Annual Report   37

Board approval of management and subadvisory
agreements (unaudited)

Legg Mason Partners Variable Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Legg Mason Partners Variable Lifestyle Allocation 85% (the “Fund”) management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and

38   Legg Mason Partners Variable Lifestyle Series

practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the recent poor performance of several underlying funds. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios
The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated fund of funds underlying variable insurance products consisting of four mixed-asset target allocation growth fund of funds underlying variable insurance products and three mixed-asset target allocation moderate underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until at least April 30, 2009.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the

Legg Mason Partners Variable Lifestyle Series   39

Board approval of management and subadvisory
agreements (unaudited) continued

Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

40   Legg Mason Partners Variable Lifestyle Series

Legg Mason Partners Variable Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Legg Mason Partners Variable Lifestyle Allocation 70% (the “Fund”) management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and

Legg Mason Partners Variable Lifestyle Series   41

Board approval of management and subadvisory
agreements (unaudited) continued

practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the recent poor performance of several underlying funds. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios
The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated fund of funds underlying variable insurance products consisting of four mixed-asset target allocation growth fund of funds underlying variable insurance products and two mixed-asset target allocation moderate fund of funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group, but higher than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until at least April 30, 2009.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the

42   Legg Mason Partners Variable Lifestyle Series

Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Lifestyle Series   43

Board approval of management and subadvisory
agreements (unaudited) continued

Legg Mason Partners Variable Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Legg Mason Partners Variable Lifestyle Allocation 50% (the “Fund”) management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and

44   Legg Mason Partners Variable Lifestyle Series

practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation moderate funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the recent poor performance of several underlying funds. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios
The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated fund of funds underlying variable insurance products consisting of three mixed-asset target allocation moderate fund of funds underlying variable insurance products, three mixed-asset target allocation growth fund of funds underlying variable insurance products and one mixed-asset target allocation conservative fund of funds underlying variable insurance products and selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed mixed-asset target allocation moderate affiliated fund of funds, mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation conservative affiliated fund of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until at least April 30, 2009.

Legg Mason Partners Variable Lifestyle Series   45

Board approval of management and subadvisory
agreements (unaudited) continued

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

46   Legg Mason Partners Variable Lifestyle Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Equity Trust (the “Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex overseen by Trustee	57

Other board member-ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

Legg Mason Partners Variable Lifestyle Series   47

Additional information (unaudited) continued

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

48   Legg Mason Partners Variable Lifestyle Series

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

Legg Mason Partners Variable Lifestyle Series   49

Additional information (unaudited) continued

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

50   Legg Mason Partners Variable Lifestyle Series

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 2002

Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member- ships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

Legg Mason Partners Variable Lifestyle Series   51

Additional information (unaudited) continued

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York,NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

52   Legg Mason Partners Variable Lifestyle Series

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor,LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over-seen by Trustee	146

Other board member-ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners Variable Lifestyle Series   53

Additional information (unaudited) continued

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 300 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

54   Legg Mason Partners Variable Lifestyle Series

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Lifestyle Series   55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2009:

	Lifestyle Allocation 85%
Record Date:	6/18/2008	12/29/2008

Payable Date:	6/19/2008	12/30/2008

Dividends qualifying for the dividends received deduction for corporations	14.31%	21.58%

Long-term capital gain dividend	$0.079469	—

	Lifestyle Allocation 70%
Record Date:	6/18/2008	12/29/2008

Payable Date:	6/19/2008	12/30/2008

Dividends qualifying for the dividends received deduction for corporations	15.16%	11.86%

Long-term capital gain dividend	$0.009886	—

	Lifestyle Allocation 50%
Record Date:	6/18/2008	12/29/2008

Payable Date:	6/19/2008	12/30/2008

Dividends qualifying for the dividends received deduction for corporations	8.66%	5.82%

Long-term capital gain dividend	$0.388385	—

Please retain this information for your records.

56   Legg Mason Partners Variable Lifestyle Series

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Legg Mason Partners Variable Lifestyle Series

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Legg Mason Global Asset
Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Portfolios’ transfer agent.

Legg Mason Partners Variable Lifestyle Series

Legg Mason Partners Variable Lifestyle Allocation 85%
Legg Mason Partners Variable Lifestyle Allocation 70%
Legg Mason Partners Variable Lifestyle Allocation 50%

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

Legg Mason Partners Variable Lifestyle Series
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolios, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolios voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolios’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Lifestyle Allocation 85%, Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current prospectus.

Investors should consider each Portfolio’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01436 3/09 SR09-774

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2008 and January 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,100 in 2008 and $56,100 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,500 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $8,600 in 2008 and $19,000 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Variable Equity Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b) Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1)  Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: April 1, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: April 1, 2009

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: April 1, 2009